Certification of Principal Executive Officer and Principal Financial Officer Required Under Rule 13a-14(b) of the Securities Exchange Act of 1934, as amended, and 18 U.S.C. §1350.
Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Robert J. Pera, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Ubiquiti Networks, Inc. on Form 10-Q for the fiscal quarter ended December 31, 2012 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Ubiquiti Networks, Inc.
Date: February 8, 2013

By:	/s/ Robert J. Pera
Name:	Robert J. Pera
Title:	Chief Executive Officer and Director (Principal Executive Officer)
I, John Ritchie, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Ubiquiti Networks, Inc. on Form 10-Q for the fiscal quarter ended December 31, 2012 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Ubiquiti Networks, Inc.
Date: February 8, 2013

By:	/s/ John Ritchie
Name:	John Ritchie
Title:	Chief Financial Officer (Principal Financial Officer)